                                                                    EXHIBIT 10.1


                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (herein called this "Amendment") made as of the 11th day of September, 2003 by and between Priority Fulfillment Services, Inc. ("Priority"), Priority Fulfillment Services of Canada, Inc. ("Priority Canada"; Priority and Priority Canada are sometimes collectively referred to herein as "Borrowers", and each individually as "Borrower") and Comerica Bank (successor by merger to Comerica Bank-California ("Bank"),

                              W I T N E S S E T H:

         WHEREAS, Borrowers and Bank have entered into that certain Loan and Security Agreement dated as of March 28, 2003 (as from time to time amended or modified, the "Original Agreement") for the purposes and consideration therein expressed, pursuant to which Bank became obligated to make loans to Borrowers as therein provided; and

         WHEREAS, Borrowers and Bank desire to amend the Original Agreement to provide for term loans and for the other purposes set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Bank to Borrowers, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           Definitions and References

         Section 1.1 Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

         Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

                  "Amendment" means this First Amendment to Loan and Security Agreement.

                  "Loan Agreement" means the Original Agreement as amended hereby.

                                   ARTICLE II.

                        Amendments to Original Agreement

         Section 2.1. Defined Terms.

         (a) The definition of "Committed Revolving Line" in Exhibit A to the Original Agreement is hereby amended in its entirety to read as follows:

                  "Committed Revolving Line" means a Credit Extension of up to $5,000,000 (inclusive of any amounts outstanding under the Letters of Credit Sublimit).

         (b) The following definitions are hereby added to Exhibit A to the Original Agreement following the definition of "Equipment":

                  "Equipment Advance" has the meaning set forth in Section 2.1A(b).

                  "Equipment Line" means Equipment Advances of up to $2,500,000.

                  "Equipment Maturity Date" means September 10, 2006.

         (c) The following definitions are hereby added to Exhibit A to the Original Agreement immediately following the definition of "Trademarks":

                  "Tranche A" has the meaning assigned in Section 2.1A(b)(i).

                  "Tranche B" has the meaning assigned in Section 2.1A(b)(i).

                  "Tranche A Equipment Advance" or "Tranche A Equipment Advances" means any Equipment Advance(s) made under Tranche A.

                  "Tranche B Equipment Advance" or "Tranche B Equipment Advances" means any Equipment Advance(s) made under Tranche B.

                  "Tranche A Availability End Date" means March 10, 2004.

                  "Tranche B Availability End Date" means September 10, 2004.

         Section 2.2. Equipment Advances. The following Section 2.1A is hereby added to the Original Agreement immediately following Section 2.1:

                  2.1A Equipment Advances.

                  (a) Promise to Pay. Borrowers promise to pay to Bank, in lawful money of the United States of America, the aggregate unpaid principal amount of all Equipment Advances made by Bank to Borrowers, together with interest on the unpaid principal amount of such Equipment Advances at rates in accordance with the terms hereof.

                  (b) Equipment Advances.

                  (i) Subject to and upon the terms and conditions of this Agreement, Bank agrees to make advances (each an "Equipment Advance" and, collectively, the "Equipment Advances") under the Equipment Line to Borrowers. The first Equipment Advance shall be used to refinance Priority's existing equipment leases, including buyout provisions, with various creditors (the "First Equipment Advance"). Each subsequent Equipment Advance shall be advanced in two tranches, Tranche A and Tranche B. Each Borrower may request Equipment Advances under Tranche A at any time from the date hereof through the Tranche A Availability End Date. Each Borrower may request Equipment Advances under Tranche B at any time from the Tranche A Availability End Date through the Tranche B Availability End Date. Neither the amount of any individual Equipment Advance, nor the aggregate remaining outstanding principal balance of Equipment Advances shall exceed the Equipment Line and the aggregate amount of Tranche A Equipment Advances and Tranche B Equipment Advances shall not exceed $1,000,000. Each Equipment Advance (other than the First Equipment Advance) shall not exceed 80% of the invoice amount of equipment and software approved by Bank from time to time (which the applicable Borrower shall, in any case, have purchased within 90 days of the date of the corresponding Equipment Advance), including taxes, shipping, warranty charges, freight discounts and installation expense (collectively, "Soft Costs"); provided that (i) the aggregate amount of Equipment Advances (excluding the First Equipment Advance) made with respect to Soft Costs shall not exceed $200,000, and (ii) the aggregate amount of Equipment Advances (excluding the First Equipment Advance) with respect to Soft Costs shall not exceed twenty percent (20%) of the aggregate principal amount of Equipment Advances (excluding the First Equipment Advance).

                  (ii) Interest shall accrue from the date of each Equipment Advance at the rate specified in Section 2.3(a), and shall be payable in accordance with Section 2.3(c). The First Equipment Advance shall be payable in 30 equal installments of principal, plus all accrued interest, beginning on October 1, 2003, and continuing on the same day of each month thereafter until March 1, 2006, at which time all amounts due in connection with the First Equipment Advance shall be immediately due and payable. Any Equipment Advances that are outstanding under Tranche A on the Tranche A Availability End Date shall be payable in 30 equal monthly installments of principal, plus all accrued interest, beginning on April 1, 2004, and continuing on the same day of each month thereafter through the Equipment Maturity Date at which time all amounts due in connection with Tranche A Equipment Advances made under this Section 2.1A(b) shall be immediately due and payable. Any Equipment Advances that are outstanding under Tranche B on the Tranche B Availability End Date shall be payable in 24 equal monthly installments of principal, plus all accrued interest, beginning on October 1, 2004 and continuing on the same day of each month thereafter through the Equipment Maturity Date, at which time all amounts due in connection with Tranche B Equipment Advance made under this Section 2.1A(b) shall be immediately due and payable. Equipment Advances, once repaid, may not be reborrowed. Borrowers may prepay any Equipment Advances without penalty or premium.

                  (iii) When a Borrower desires to obtain an Equipment Advance, such Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m (Pacific time). The notice shall be signed by a Responsible Officer or its designee and include a copy of the invoice for any Equipment to be financed.

         Section 2.3. Interest Rate. The following sentence is hereby added to
Section 2.3(a) of the Original Agreement:

                  Except as set forth in Section 2.3(b), the Equipment Advances shall bear interest, on the outstanding daily balance thereof, at a rate equal to 1.5% above the Prime Rate.

         Section 2.4. Equipment Line. The following Section 2.7 is hereby added to the Original Agreement:

                           2.7. Equipment Line Following Termination of
         Committed Revolving Line . In the event all Advances are paid in full and the Committed Revolving Line is terminated prior to the payment in full of the Equipment Advances, unless Borrowers comply with the requirements of either clause (a) or (b) of this Section 2.7, this Agreement will remain in full force and effect (except as to the availability of the Committed Revolving Line) and Bank's security interest in the Collateral will continue to secure Borrowers' obligations under the Equipment Line.

                           (a) Borrowers may, at their option, pay to Bank in full all amounts outstanding (all unpaid principal and accrued interest through the date of payoff) under the Equipment Line, whereupon (i) Borrowers' rights to receive, and Bank's obligations to make, Equipment Advances under the Equipment Line shall automatically terminate, (ii) Bank shall release its security interests in the Collateral, and (iii) this Agreement shall terminate (subject to Section 12.7 hereof); or

                           (b) Borrowers may, at their option, concurrently with the termination of the Committed Revolving Line, deposit with Bank (or an Affiliate of Bank) an amount equal to the aggregate principal balance of the Equipment Advances then outstanding (the "Additional Cash Collateral") and execute a pledge and security agreement in favor of Bank, in form and substance satisfactory to Bank, pursuant to which Borrowers shall grant a first priority security interest in favor of Bank in the Additional Cash Collateral. Upon receipt of the Additional Cash Collateral and executed pledge and security agreement, Bank will release its security interest in all Collateral other than the

         Additional Cash Collateral and all of the covenants contained in Articles 6 and 7 hereof (other than 6.1, 6.2(b)-(g) and 6.4) shall terminate and be of no further force or effect. Bank agrees that it will, from time to time upon written request by Borrowers, release its security interest on, and distribute in accordance with Borrowers' written directions, Additional Cash Collateral in an amount equal to the amount by which the Additional Cash Collateral exceeds the aggregate outstanding principal balance of the Equipment Line as of the date of such request. When all Equipment Advances and other Obligations have been paid in full, Bank shall release its security interest in any remaining Additional Cash Collateral.

         Section 2.5. Financial Covenants. Section 6.7 of the Original Agreement is hereby amended by adding the following subsection (c):

                  (c) Minimum Cash. A balance of Cash at Bank and Cash at Bank's affiliates covered by a control agreement of not less than $1,250,000.

         Section 2.6. Exhibits. Exhibit E to the Original Agreement is hereby amended in its entirety to read as set forth in Exhibit E attached hereto.

                                  ARTICLE III.

                           Conditions of Effectiveness

         Section 3.1. Effective Date. This Amendment shall become effective as of the date first above written when and only when (i) Bank shall have received, at Bank's office, a counterpart of this Amendment executed and delivered by Borrowers, (ii) Borrowers shall have paid Bank, in good and immediately available funds, a facility fee in the amount of $2,500 with respect to the Equipment Line, and (iii) Bank shall have received an executed payoff letter from the various equipment creditors of Priority, in form and substance satisfactory to Bank, for the termination of Priority's existing Equipment leases with such creditors.

                                   ARTICLE IV.

                         Representations and Warranties

         Section 4.1. Representations and Warranties of Borrowers. In order to induce Bank to enter into this Amendment, each Borrower represents and warrants to Bank that:

                  (a) The representations and warranties contained in Article 5 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

                  (b) Each Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow and to perform its obligations under the Loan Agreement. Each Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of such Borrower hereunder.

                  (c) The execution and delivery by Borrowers of this Amendment, the performance by Borrowers of their obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the organizational documents of Borrowers, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrowers, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrowers. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrowers of this Amendment or to consummate the transactions contemplated hereby.

                  (d) When duly executed and delivered, each of this Amendment and the Loan Agreement will be a legal and binding instrument and agreement of Borrowers, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.

                                    ARTICLE V

                                  Miscellaneous

         Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Loan Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Bank under the Loan Agreement or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document.

         Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Borrowers herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Advances and Equipment Advances, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrowers hereunder or under the Loan Agreement to Bank shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrowers under this Amendment and under the Loan Agreement.

         Section 5.3. Loan Documents. This Amendment is a Loan Document, and all provisions in the Loan Agreement pertaining to Loan Documents apply hereto.

         Section 5.4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California and any applicable laws of the United States of America in all respects, including construction, validity and performance.

         Section 5.5. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

         THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                            PRIORITY FULFILLMENT SERVICES, INC.


                                            By:
                                                --------------------------------
                                                     Name:
                                                     Title:



                                            PRIORITY FULFILLMENT SERVICES OF
                                            CANADA, INC.


                                            By:
                                                --------------------------------
                                                     Name:
                                                     Title:


                                            COMERICA BANK (successor by merger
                                            with Comerica Bank-California)


                                            By:
                                                --------------------------------
                                                     Name:
                                                     Title:

                              CONSENT AND AGREEMENT

         PFSWEB, INC., a Delaware corporation, hereby consents to the provisions of this Amendment and the transactions contemplated herein, and hereby ratifies and confirms the Guaranty dated as of March 28, 2003 made by it for the benefit of Bank, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                                            PFSWEB, INC.


                                            By:
                                                --------------------------------
                                                     Name:
                                                     Title:

                                    EXHIBIT E
                             COMPLIANCE CERTIFICATE

TO:      COMERICA BANK - CALIFORNIA

FROM: PRIORITY FULFILLMENT SERVICES, INC. and PRIORITY FULFILLMENT SERVICES OF CANADA, INC.

The undersigned authorized officer of Priority Fulfillment Services, Inc. and Priority Fulfillment Services of Canada, Inc. (collectively, "Borrowers") hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrowers and Bank (the "Agreement"), (i) Borrowers are in complete compliance for the period ending __________ with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of Borrowers stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

         REPORTING COVENANT                          REQUIRED                   COMPLIES
         ------------------                          --------                   --------
Monthly financial statements                Monthly within 35 days              Yes   No

Annual (CPA Audited) of Guarantor           FYE within 90 days                  Yes   No
Annual (CPA Audited) of BSD                 FYE within 90 days                  Yes   No
10Q of Guarantor                            Quarterly within 45 days            Yes   No
10K of Guarantor                            FYE within 90 days                  Yes   No

A/R & A/P Agings, Borrowing Base Cert.      Monthly within 30 days*             Yes   No
A/R Audit                                   Initial and Semi-Annual             Yes   No
IP Report                                   Quarterly within 30 days            Yes   No

                                                                ACTUAL
                                                                ------
Adjusted Tangible Net Worth                 $21,000,000      $___________       Yes   No

* Weekly during any period that Adjusted Tangible Net Worth is less than $21,000,000

         FINANCIAL COVENANT                  REQUIRED           ACTUAL          COMPLIES
         ------------------                  --------           ------          --------
Maintain on a Monthly Basis:

         Minimum Tangible Net Worth         $19,000,000      $___________       Yes   No

         Minimum Liquidity                  1.50 : 1.00      _____ : 1.00       Yes   No
         Minimum Cash                       $1,250,000       $___________       Yes   No



COMMENTS REGARDING EXCEPTIONS: See Attached.


Sincerely,



------------------------------------------------
SIGNATURE



------------------------------------------------
TITLE



------------------------------------------------
DATE

BANK USE ONLY


Received By:
             ---------------------------------
AUTHORIZED SIGNER


Date:
      ----------------------------------------



Verified:
          ------------------------------------
AUTHORIZED SIGNER


Date:
      ----------------------------------------
Compliance Status            Yes         No


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